Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350 By The Chief Financial Officer,

As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

I, Richard L. Markee, Interim Chief Executive Officer of Toys “R” Us, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

1.	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard L. Markee
Richard L. Markee
Interim Chief Executive Officer (Principal Executive Officer)
September 13, 2005